Related parties	12 Months Ended
Dec. 31, 2017
Related parties [Abstract]
Related parties
Related parties
Compensation of key management
Key management includes directors and officers of the Company. Compensation awarded to key management was composed of the following:

	2017 $	2016 $
Salaries, short-term employee benefits	2,961	2,077
Bonuses accrued or paid	1,300	623
Severance costs	544	572
Director fees	217	265
Stock-based compensation	3,560	1,215
	8,582	4,752

Other
Stephen P. Robertson, a partner at Borden Ladner Gervais (BLG) acts as the Company’s corporate secretary. The Company incurred legal fees in the normal course of business to BLG of $255,000 for the year ended December 31, 2017 ($308,000 for the year ended December 31, 2016). We have no ongoing contractual or other commitments as a result of engaging Mr. Robertson to act as our corporate secretary. Mr. Robertson receives no additional compensation for acting as the corporate secretary beyond his standard hourly billing rate.
The outstanding contingent consideration payable to ILJIN, an affiliated shareholder, is the result of an Arrangement Agreement (the ‘Arrangement Agreement) completed on September 20, 2013 between the Company, Aurinia Pharma Corp. and ILJIN. At December 31, 2017, pursuant to the Arrangement Agreement, payments of up to $7.85 million may be payable and are based on the achievement of pre-defined clinical and marketing milestones. The contingent consideration payable to ILJIN is more fully discussed in note 9 of the audited consolidated financial statements for the year ended December 31, 2017.